SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Putnam International Growth Fund -- Class A Shares
Fiscal period ending: 6/30/97
Inception date (if less than 10 years of performance):2/28/91


TOTAL RETURN

Formula  --  Average Annual Total Return:  ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year    5 Years      10 Years*

P   =  Initial Investment        $942         $942         $942

ERV =  Ending Redeemable Value   $1,179       $2,010       $2,086

T   =  Average Annual
       Total Return              17.93 %      14.98%      12.29%*

              *Life of fund, if less than 10 years

YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends           $

Expenses                         $

Reimbursement                    $

Average shares

NAV                              $

Sales Charge                        %

POP                              $

Yield at POP                         %

TAX-EXEMPT EQUIVALENT YIELD

Formula:         30 day yield
               ---------------           =   TAX EQUIVALENT YIELD
       1-(Highest Individual Tax Rate)


     %                   %
 ------      =       ------              =        %
1-39.6%              .604%

      SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Putnam International Growth Fund -- Class B Shares
Fiscal period ending:06/30/97
Inception date (if less than 10 years of performance):06/01/94


TOTAL RETURN

Formula  --  Average Annual Total Return:    ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year      5 Years   10 Years*

P   =  Initial Investment        $1000       $1000     $1000

ERV =  Ending Redeemable Value   $1,191      $2,031    $2,100

T   =  Average Annual
       Total Return               19.09%      15.23%    12.41%*

              *Life of fund, if less than 10 years

YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends           $

Expenses                         $

Reimbursement                    $

Average shares

NAV                              $

Maximum Contingent Deferred
    Sales Charge                 5.0%

Yield at NAV                         %

TAX-EXEMPT EQUIVALENT YIELD

Formula:         30 day yield
               ---------------           =   TAX EQUIVALENT YIELD
       1-(Highest Individual Tax Rate)


     %                   %
 ------      =       ------              =        %
1-39.6%              .604%
      SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Putnam International Growth Fund -- Class M Shares
Fiscal period ending:06/30/97
Inception date (if less than 10 years of performance):12/01/94


TOTAL RETURN

Formula  --  Average Annual Total Return:  ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year    5 Years      10 Years*

P   =  Initial Investment        $965      $965         $965

ERV =  Ending Redeemable Value   $1,200    $2,010       $2,064
T   =  Average Annual
       Total Return               20.01%    14.99%       12.11 %*

              *Life of fund, if less than 10 years

YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends           $

Expenses                         $

Reimbursement                    $

Average shares

NAV                              $

Sales Charge                        %

POP                              $

Yield at POP                         %

TAX-EXEMPT EQUIVALENT YIELD

Formula:         30 day yield
               ---------------           =   TAX EQUIVALENT YIELD
       1-(Highest Individual Tax Rate)


     %                   %
 ------      =       ------              =        %
1-39.6%              .604%



      SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Putnam International Growth Fund -- Class Y Shares
Fiscal period ending:06/30/97
Inception date (if less than 10 years of performance):07/12/96


TOTAL RETURN

Formula  --  Average Annual Total Return:    ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year      5 Years   10 Years*

P   =  Initial Investment        $1,000      $1,000    $1,000

ERV =  Ending Redeemable Value   $1,254      $2,138    $2,219

T   =  Average Annual
       Total Return               25.44%      16.41%    13.40%*

              *Life of fund, if less than 10 years

YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends           $

Expenses                         $

Reimbursement                    $

Average shares

NAV                              $

Yield at NAV                         %
MONEY MARKET FUNDS CALC. SHEET
      SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name:
Fiscal periods ending:
Inception date (if less than 10 years of performance):




7 DAY YIELD FORMULA - DIVIDENDS DECLARED FOR LAST 7 DAYS / 7 *365

TOTAL DIVIDENDS DECLARED
PER SHARE FOR LAST 7 DAYS:

7 DAY YIELD =                      %


CALCULATION OF 7 DAY EFFECTIVE YIELD

                         7 DAY YIELD          ^52.142857
                   ( 1 + --------------------)           -1
                          (100 * 52.142587)

7 DAY EFFECTIVE YIELD =                     %